Household Finance Corporation
HRSI Funding, Inc.                                        Feb-99
Household Private Label Credit Card Master Trust       22-Mar-99
II, Series 1994-2
*****************************************************************
*** Trust Portfolio Activity Summary ***
Performance Ratios (expressed as a percentage of
Principal Receivables)
   Payment Rate                                           8.402%
   Annualized Gross Cash Yield                           21.483%
   Annualized Default Rate                                6.255%
   Annualized Portfolio Yield                            15.228%
Delinquency status of accounts:
(Gross/Gross)
   30 - 59 days (Del Stat 1) ($)                   37,597,411.44
   30 - 59 days (Del Stat 1) (%)                           2.51%
   60 - 89 days (Del Stat 2) ($)                   23,925,870.42
   60 - 89 days (Del Stat 2) (%)                           1.59%
   90+ days (Del Stat 3+)($)                       77,191,798.52
   90+ days (Del Stat 3+)(%)                               5.14%
        Total ($)                                 138,715,080.38
        Total (%)                                          9.24%
Collections
   Principal (discount applied)                    96,699,357.19
   Finance Charge (discount applied)               24,904,324.21
   Other                                                    0.00
   Allocated Recoveries                             1,005,507.85
   Total                                          122,609,189.25
Aggregate Principal Shortfalls for Group 1                  0.00
Adjustment Payments                                         0.00
Transfer Deposit Amount                                     0.00
Charge-Off Activity
   Defaulted Receivables                            7,544,149.49
   Defaulted Receivables Repurchased Pursuant to            0.00
Article 2.07
   Defaulted Receivables Repurchased Pursuant to            0.00
Article 3.03
   Defaulted Amount                                 7,544,149.49
*** Reallocated Investor Finance Charge and
Administrative Collections ***
Reallocated Investor Finance Charge and             2,607,307.68
Administrative Collections
Investor Defaulted Amount                             740,436.39
Series Adjusted Portfolio Yield                          15.771%
*** Class A Invested Percentage Allocations ***
Class A Invested Percentage                          72.1600000%
Fixed Class A Invested Percentage                    82.0000000%
Class A Monthly Interest (Due) [Section 4.08(a)]      555,208.33
Overdue Class A Monthly Interest (Due) [Section 4.08(a)]     0.00
Class A Additional Interest (Due) [Section 4.08(a)]          0.00
Overdue Class A Additional Interest (Due)[Sect 4.08(a)]      0.00
Class A Investor Default Amount                       534,298.90
Allocable Servicing Fee (Due) [Section 3]             236,742.42
Previously unpaid Allocable Servicing Fee                   0.00
Class A Required Amount [Section 4.10 (a)]                  0.00
Funding of Class A Required Amount:
     From Excess Reallocated FC&A to Pay Req.               0.00
Amount [Section 4.13(a)]
     From Cash Collateral Account Withdrawls                0.00
[Section 4.14(b)]
     From Subordinated Principal Collections                0.00
[Section 4.15(a)]
     Total ("Funded Class A Required Amount")               0.00
Class A Invested Percentage of Reallocated FC&A     1,881,433.22
[Section 4.11(a)]
Amount that constitutes Excess FC&A [Section          555,183.57
4.11(a)(iv)]
Funded Class A Required Amount                              0.00
Excess Reallocated FC&A to cover previously                 0.00
unpaid Allocated Servicing Fee [Section 4.13(g)]
Total Available for Class A Invested Percentage     1,326,249.65
Allocations
Class A Monthly Interest (Paid)                       555,208.33
Overdue Class A Monthly Interest (Paid)                     0.00
Class A Additional Interest (Paid)                          0.00
Overdue Class A Additional Interest (Paid)                  0.00
Reimb. of Class A Investor Default Amount (Paid)      534,298.90
Allocable Servicing Fee (Paid)                        236,742.42
Previously unpaid Allocable Servicing Fee (Paid)            0.00
Class A Interest Shortfall                                  0.00
Class A Additional Interest Shortfall                       0.00
*** Class B Invested Percentage Allocations ***
Class B Invested Percentage                          15.8400000%
Fixed Class B Invested Percentage                     6.0000000%
Class B Monthly Interest (Due) [Section 4.08(b)]      150,000.00
Overdue Class B Monthly Interest (Due) [Section 4.08(b)]    0.00
Class B Additional Interest (Due) [Section 4.08(b)]         0.00
Overdue Class B Additional Interest (Due)[Sect 4.08(b)]     0.00
Class B Investor Default Amount                       117,285.12
Excess current or overdue Class B Monthly Interest, Class B
Additional Interest or the cumulative Excess Interest       0.00
Funding of Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative Excess Interest:
     From Excess Reallocated FC&A [Section 4.13(c)]         0.00
     From Cash Collateral Account Withdrawl {Sect 4.14(b)]  0.00
     From Subordinated Principal Collections allocable to   0.00
     the Collateral Invested Amount [Section 4.15(b)]
     Total Funded                                           0.00
Funding of Class B Investor Default Amount
     From Excess Reallocated FC&A [Section 4.13(d)]    117,285.12
     From Cash Collateral Account Withdrawl [Sect 4.14(b)]  0.00
     From Subordinated Principal Collections allocable to   0.00
     the Collateral Invested Amount [Section 4.15(b)]
     Total Funded                                     117,285.12
Class B Invested Percentage of Reallocated FC&A       412,997.54
[Section 4.11(b)]
Amount that constitutes Excess FC&A[Sect 4.11(b)(ii)] 262,997.54 Funded Excess current or overdue Class B Monthly Interest,
  Class B Additional Interest or the cumulative             0.00
Excess Interest:
Funded Class B Default Amount                         117,285.12
Total Available for Class B Floating Allocations      267,285.12
Class B Monthly Interest (Paid)                       150,000.00
Overdue Class B Monthly Interest (Paid)                     0.00
Class B Additional Interest (Paid)                          0.00
Overdue Class B Additional Interest (Paid)                  0.00
Reimbursement Class B Investor Default Amount (Paid)  117,285.12
Class B Interest Shortfall                                  0.00
Class B Addtional Interest Shortfall                        0.00
*** Collateral Invested Percentage Allocations***
Collateral Invested Percentage                       12.0000000%
Fixed Collateral Invested Percentage                 12.0000000%
Collateral Monthly Interest (Due) [Section 4.08(c)]    67,951.79
Overdue Collateral Monthly Interest (Due)[Sect 4.08(c)]    0.00
Collateral Additional Interest (Due) [Section 4.08(c)]     0.00
Overdue Collateral Additional Interest (Due)[Sect 4.08(c)] 0.00
Collateral Investor Default Amount                     88,852.37
Collateral Invested Percentage of Reallocated         312,876.92
FC&A [Section 4.11(b-1)]
Amount that constitutes Excess FC&A [Sect 4.11(b-1)]  312,876.92
From Excess Reallocated FC&A to Fund Collateral       156,804.16
Investor Default Amount [Section 4.13(h)]
Total Available for Collateral Invested               156,804.16
Percentage Allocations
Collateral Monthly Interest (Paid)                     67,951.79
Overdue Collateral Monthly Interest (Paid)                  0.00
Collateral Additional Interest (Paid)                       0.00
Overdue Collateral Additional Interest (Paid)               0.00
Reimbursement of Collateral Default Amount (Paid)      88,852.37
Collateral Interest Shortfall                               0.00
Collateral Additional Interest Shortfall                    0.00
Series 1994-2 Monthly Interest
    Collateral Rate Cap                               9.1608752%
    Collateral Monthly Interest (Subject to            67,951.79
Collat. Rate Cap)
    Series 1994-2 Monthly Interest                    773,160.12
*** Reimbursement of Shortfalls ***
Excess Reallocated FC&A Collections
  Sources of Excess Reallocated FC&A Collections
    Excess Class A Reallocated FC&A[Sect4.11(a)(iv)] 555,183.57 Excess Class B Reallocated FC&A[Sect4.11(b)(ii)] 262,997.54
    Excess Collateral Interest Reallocated FC&A       312,876.92
     [Section 4.11(b-1)]
         Total                                      1,131,058.03
  Uses of Excess Reallocated FC&A Collections[Section 4.13]
    Allocated to Class A Required Amount [Sect 4.13(a)]     0.00
    Allocated to reimburse Class A Investor Charge-Offs     0.00
     [Section 4.13(b)]
    Allocated to pay current or overdue Class B Monthly
        Interest, Class B Additional Interest or the Cumulative
        Excess Interest Amount [Section 4.13(c)]            0.00
    Allocated to fund the Class B Investor            117,285.12
Default Amount [Section 4.13(d)]
    Allocated to reimburse Class B Invested Amount          0.00
     reductions [Section 4.13(e)]
    Allocated to Collateral Monthly Interest           67,951.79
     [Section 4.13(f)]
    Allocated to unpaid Allocated Servicing Fee from        0.00
     previous periods [Section 4.13(g)]
    Allocated to fund the Collateral Default Amount    88,852.37
     [Section 4.13(h)]
    Allocated to reimburse Collateral Invested Amount       0.00
     reductions [Section 4.13(i)]
    Allocated to the Cash Collateral Account [Sect 4.13(j)] 0.00
    Allocated pursuant to the Collateral              856,968.75
     Agreement [Section 4.13(k)]
Subordinated Principal Collections [Section 4.15]    6,975,481.90
   Allocated to Class A Required Amount [Section 4.15(a)]   0.00
   Allocated to pay current or overdue Class B Monthly Interest,
     Class B Additional Interest or the Cumulative Excess
     Interest Amount [Section 4.15(b)]                    0.00
    Allocated to fund the Class B Investor                  0.00
     Default Amount [Section 4.15(c)]
*** Amortization Allocations ***
Accumulation Period Determination
    Required Aggregate Accumulation Amount         20,000,000.00
    Accumulation Period Amount                              0.00
    Accumulation Period Length                              2.00
         Accumulation Period?                                 NO
Amortization Events
   Three Month Average Series Adjusted Portfolio   Not Triggered
Yield Test
   Other Amortization Events                       Not Triggered
Transaction Period                                  Cont. Amort.
Principal Allocation Percentage                      78.4397652%
Available Investor Principal Collections
     Investor Principal Collections                22,700,521.06
     Subordinated Principal Collections                     0.00
     Series Allocable Miscellaneous Payments                0.00
     Series 1994-2 Excess Principal Collections             0.00
     [Subordinated Series Reallocated Principal             0.00
Collections]
  Available Investor Principal Collections         22,700,521.06
Collateral Principal Collections                    3,095,525.60
Class A Controlled Amortization Amount             17,083,333.33
Class A Controlled Distribution Amount             17,083,333.33
Class A Monthly Principal (Due) [Section 4.09(a)]  17,083,333.33
Class A Monthly Principal (Paid)                   17,083,333.33
Class A Deficit Controlled Amortization Amount              0.00
Total Available to Pay Class B Monthly Principal   26,383,167.88
Class B Controlled Amortization Amount                      0.00
Class B Controlled Distribution Amount                      0.00
Class B Monthly Principal (Due) [Section 4.09(b)]            0.00
Class B Monthly Principal (Paid)                            0.00
Class B Deficit Controlled Amortization Amount              0.00
Available Investor Prin. Collecions (after          5,617,187.73
paying A &B)
Collateral Monthly Principal(Due)[Sect 4.09(c)]     2,329,545.45
Collateral Monthly Principal (Paid)                 2,329,545.45
Series 1994-2 Principal Shortfall                           0.00
Trust Excess Principal Collections                  6,383,167.88
*** Funding Accounts ***
Principal Funding Account deposit                           0.00
Withdraw of Funded Deficit Controlled                       0.00
Amortization Amount
Withdraw of Excess (Paid to Seller)                         0.00
Principal Funding Account Balance                  20,000,000.00
Funded Deficit Controlled Amortization Amount               0.00
[ Class B Principal Funding Account deposits                0.00
 Principal Distributed to Class B                           0.00
Certificateholders
 Class B Principal Funding Account Balance                   N/A
 Class A Interest Payment/Deposit
   from Collection Account                            555,208.33
   from Principal Funding Account                           0.00
   Paid to Class A Certificateholders                 555,208.33
   Interest Funding Account Balance                         0.00
 Class B Interest Payment/Deposit
   from Collection Account                            150,000.00
   from Principal Funding Account                           0.00
   Paid to Class B Certificateholders                 150,000.00
   Interest Funding Account Balance]                        0.00
Class A Investor Charge-Offs                                0.00
Reimbursement of Class A Investor Charge-Offs               0.00
Cumulative Unreimbursed Class A Investor Charge-Offs        0.00
Reduction of Class B Invested Amount (Other than            0.00
Class B ICO)
Class B Investor Charge-Offs                                0.00
Reimbursement of Class B Investor Charge-Offs               0.00
Cumulative Unreimbursed Class B Investor Charge-            0.00
Offs and Reductions
Reduction of the Collateral Invested Amount                 0.00
(Other than Collateral CO)
Collateral Charge-Offs                                      0.00
Reimbursement of Collateral Invested Amount reductions      0.00
Cumulative Unreimbursed Collateral Invested Amt Reductions 0.00 Previous month's ending Collateral Invested Amount 14,715,909.09 Current Month's ending Collateral Invested Amount 12,386,363.64
Unpaid current Allocated Servicing Fee                      0.00
Reimbursement of unpaid Allocated Servicing Fee             0.00
Cumulative unreimbursed unpaid Allocated Serving Fee        0.00
Total Distributions to Class A, B, CIA             20,926,475.29
(principal and interest and defaults)
*** Receivables Outstanding & Invested Amounts***
Principal Receivables outstanding [Last Month]   1,447,271,032.48
Average Principal outstanding based upon         1,447,271,032.48
additional accounts
Principal Receivables outstanding [End of Month] 1,369,054,521.19
Finance Charge and Administrative Receivables     131,832,887.30
outstanding
Class A Invested Amount                            68,333,333.36
Class B Invested Amount                            22,500,000.00
Collateral Invested Amount                         12,386,363.64
Invested Amount                                   103,219,697.00
Series Adjusted Invested Amount                   375,000,000.00
    Revolving or Accumulation Period              375,000,000.00
    Controlled Amortization  Period               375,000,000.00
        Seller Specified Numerator                          0.00
        125% Amount                                         0.00
    Early Amortization  Period                               N/A
Series Required Seller Amount                      37,500,000.00
Required Collateral Amount                         12,386,363.64
Available Collateral Amount                        12,386,363.64
Class A Certificate Balance                        68,333,333.36
Class B Certificate Balance                        22,500,000.00
*** Cash Collateral Account ***
Cash Collateral Account [Section 4.14]
   Begin Balance                                            0.00
   Deposit of Excess Collections                            0.00
   Withdrawal Amounts [Section 4.14 (b)]
      For Class A Required Amount                           0.00
      To reimburse Class A Investor Charge-Offs             0.00
      To pay current or overdue Class B Monthly Interest, Class B
          Additional Interest or the Cumulative Excess Interest
          Amount                                          0.00
      To fund the Class B Investor Default Amount           0.00
      To reimburse Class B Invested Amount reductions       0.00
             Total                                          0.00
   Deposit of Collateral Monthly Principal          2,329,545.45
   Net Available                                    2,329,545.45
   Required Cash Collateral Amount                          0.00
   Collateral Surplus                               2,329,545.45
   Cash Collateral Account Surplus                  2,329,545.45
   End Balance                                              0.00
Collateral Surplus (Prime)                                (0.00)
Cash Collateral Account Surplus (Prime)                   (0.00)

*****************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust       22-Mar-99
II, Series 1994-2
*****************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest           57.361111
   2. Principal distribution per $1,000 interest       55.555556
   3. Interest distribution per $1,000 interest         1.805556
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections                       122,609,189.25
      (b) Collections of Finance Charge &          25,909,832.06
          Administrative Receivables
      (c) Collections of Principal                 96,699,357.19
   2. Allocation of Receivables
      (a) Class A Invested Percentage                72.1600000%
      (b) Principal Allocation Percentage            78.4397652%
   3. Class A Principal
      (a) Total Amount Paid / Deposited to
          Principal Funding Account                         0.00
      (b) Total amount on deposit in Principal
          Funding Account                          20,000,000.00
   4. Delinquent Balances(Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)         37,597,411.44
                                    (%)                    2.51%
      (b) 60 - 89 days (Del Stat 2) -- ($)         23,925,870.42
                                     (%)                   1.59%
      (c) 90+ days (Del Stat 3+) -- ($)            77,191,798.52
                                     (%)                    5.14%
   5. Class A Investor Default Amount                 534,298.90
   6. Class A Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any,for the Distrib
          Date(s) with respect to the Payment Date       0.000000
      (b) The amount of Item 6(a)per $1,000 interest     0.000000
      (c) Total reimbursed to Trust in respect of Class A
          Investor Charge-Offs                           0.000000
      (d) The amount of Item 6(c) per $1,000 interest    0.000000
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the end of such Payment Date 0.00
   7. Allocable Servicing Fee paid for the Distribution Dates(s)
      with respect to the Payment Date                 236,742.42
   8. Deficit Controlled Amortization Amt for such Paymt Date0.00
C. Class A Pool Factor                                0.22222222
D. Receivables Balances
   1. Principal Receivables as of close of business on the last
     day of the preceding Due Period             1,369,054,521.19
   2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due
     Period                                        131,832,887.30
E. Class B Certificates
   1. Class B Invested Amount as of the end of     22,500,000.00
the Payment Date
   2. Available Collateral Invested Amount as of   12,386,363.64
the end of the Payment Date

*****************************************************************
Household Finance Corporation
HRSI Funding, Inc.
Household Private Label Credit Card Master Trust
II, Series 1994-2
*****************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest            6.666667
   2. Principal distribution per $1,000 interest        0.000000
   3. Interest distribution per $1,000 interest         6.666667
B. Performance of Trust
   1. Collections of Receivables
      (a) Total Collections                       122,609,189.25
      (b) Collections of FC&A                      25,909,832.06
      (c) Collections of Principal                 96,699,357.19
   2. Allocation of Receivables
      (a) Class B Invested Percentage                15.8400000%
      (b) Principal Allocation Percentage            78.4397652%
   3. Class B Principal
      (a) Total Amount Paid / Deposited to
          the Principal Funding Account            +1994 2:BD627
      (b) Total amount on deposit in Principal
          Funding Account                          +1994 2:BD629
   4. Delinquent Balances(Gross/Gross)
      (a) 30 - 59 days (Del Stat 1) -- ($)         37,597,411.44
                                    (%)                    2.51%
      (b) 60 - 89 days (Del Stat 2) -- ($)         23,925,870.42
                                     (%)                   1.59%
      (c) 90+ days (Del Stat 3+) -- ($)            77,191,798.52
                                     (%)                    5.14%
   5. Class B Investor Default Amount                 117,285.12
   6. Class B Investor Charge-Offs;
      Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                  0.000000
      (b) The amount of Item 6(a) per $1,000 interest    0.000000
      (c) Total reimbursed to Trust in respect of Class B Investor Charge-Offs and other reductions
      (d) The amount of Item 6(c) per $1,000 interest   0.000000
      (e) The amount, if any, by which theoutstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as of the end of such
          Payment Date                                 0.000000
   7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                           0.000000
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on
          the Payment Date                                 0.00%
   8. Available Collateral Invested Amount         12,386,363.64
   9. Deficit Controlled Amortization Amount for            0.00
     such Payment Date
C. Class B Pool Factor                                1.00000000
D. Receivables Balances
   1. Principal Receivables as of close ofbusiness on the last
     day of the preceding Due Period         1,369,054,521.19
   2. Finance Charge and AdministrativeReceivables as of the close of business on the last day of the preceding Due
     Period                                  131,832,887.30